UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2016

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem, Israel	91390
(Address of Principal Executive Offices)	(Zip Code)

+972-2-566-0001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 18, 2016, Oramed Pharmaceuticals Inc. announced positive top-line results from its Phase 2b clinical trial, designed to evaluate the safety and efficacy of its oral insulin capsule ORMD-0801 in patients with type 2 diabetes. The double blind, 28 day, randomized trial of 180 patients was conducted at 33 clinical sites in the United States under a Food and Drug Administration (FDA) Investigational New Drug (IND) protocol. The trial’s primary objective, a significant reduction of weighted mean night-time glucose, was successfully achieved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2016	ORAMED PHARMACEUTICALS INC.

	By:	/s/ Nadav Kidron
	Name:	Nadav Kidron
	Title:	President and CEO

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